UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 3, 2009

CAPITOL BANCORP LIMITED

(Exact name of registrant as specified in its charter)

Michigan	001-31708	38-2761672
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Capitol Bancorp Center
200 N. Washington Square, Lansing, MI
(Address of principal executive offices)

48933
(Zip Code)

(517) 487-6555
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2009, Steven Maas was elected to the board of directors of Capitol Bancorp Limited.

A copy of the press release announcing Mr. Maas’ election is attached as an Exhibit to this report.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1  Press Release of Capitol Bancorp Limited dated February 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL BANCORP LIMITED

Date: February 3, 2009	By:	/s/ Cristin K. Reid
Cristin K. Reid
Corporate President

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INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press Release dated February 3, 2009

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